Obligations under capital leases (Schedule of Obligations under Capital Leases) (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Details of obligations under capital leases
Fixed interest rate of 6.49% per annum	$ 20,000
Total interest payable under capital leases	20,000
Fixed interest rate for capital lease obligations	6.49%	6.49%
Guarantee deposit	$ 103	640